EXHIBIT 23.1
                                                                    ------------






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, to register 692,566 shares of common stock, of our report dated March 28, 2001, relating to the financial statements of ImmuCell Corporation, which appears in the Company's annual report on Form 10-K for the year ended December 31, 2000.




Portland, Maine                                  /s/ PRICEWATERHOUSECOOPERS LLP
                                                 July 20, 2001